UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2021

RCMW Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-56135

Wyoming	94-0490694
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2232 Dell Range Blvd Ste 245, Cheyenne, WY	82009
(Address of principal executive offices)	(Zip Code)

(437) 230-7399

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, Par Value $0.00001	RCMW	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Account

(a) Dismissal of Independent Registered Public Accounting Firm

Effective April 28, 2021, MNP, Member of Praxity (“MNP”) was dismissed as the independent registered public accounting firm of RCMW Group, Inc. (the “Company”). The Company’s Board of Directors approved the dismissal of MNP.

MNP’s reports on the Company’s financial statements for the year ended April 30, 2020, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

MNP was the independent registered public accounting firm for the Registrant’s from April 30, 2018 through January 31, 2021. None of MNP reports on the Registrant’s financial statements from April 30, 2018 through January 31, 2021, (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Seale & Beers, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Seale & Beers served as the Registrant’s principal independent accountants.

However, the report of MNP on the financial statements of the Registrant for the years ended April 30, 2019 and April 30, 2020 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports indicated that there was a substantial doubt as to the Registrant’s ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of this uncertainty.

The Company provided MNP with a copy of the foregoing disclosures and requested MNP to furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not MNP agrees with the disclosures. A copy of MNP’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On April 28, 2021, the Company’s Board of Directors, acting in the capacity of an audit committee, engaged RBSM LLP (“RBSM”) as the Company’s new independent registered public accounting firm to act as the principal accountant to audit the Company’s financial statements. During the Company’s fiscal years ended April 30, 2020 and 2019, and through January 31, 2021, neither the Company, nor anyone acting on its behalf, consulted with RBSM regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that RBSM concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Exhibit Description	Filed herewith
16.1	Letter to the U.S. Securities and Exchange Commission from MNP, dated April 30, 2021, regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K.	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RCMW Group, Inc. Registrant

Date: April 30, 2021		/s/ Michael Shenher
	Name:	Michael Shenher Chief Executive Officer

Date: April 30, 2021		/s/ Walter Schredl
	Name:	Walter Schredl Chief Financial Officer